Definition of Terms in Fund Name	Aug. 12, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average total return through a combination of capital appreciation and dividend income. Under normal circumstances, the Trust will invest at least 80% of its assets in dividend-paying equity securities.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

Through our selection process we seek to find the stocks that we believe have the best prospects for above-average total return.

Identify the Universe. We begin with the companies listed in the S&P 1500® Index and eliminate those companies that do not meet our investment criteria as of the date the portfolio was selected. These criteria are designed to identify well-capitalized companies with above-average dividend yields and the ability to sustain current dividend levels.

Criteria:

•	Market capitalization greater than $250 million;
•	Dividend yield greater than 3%; and
•	Dividend payout ratio less than 90%.

Examine Historical Financial Results. The next step in our process is to look for those companies that have earned a net cash flow return on investment that is above the average of their peers.

Select Companies With Attractive Valuations. The final step in our process is to select companies based on the fundamental analysis of our team of research analysts. The stocks selected for the portfolio are those that meet our investment objective, trade at attractive valuations and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in foreign securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.